UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 19, 2004

Enivid, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-30043	36-4301991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4225 Naperville Road, Suite 400 Lisle, Illinois 60532
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 799-7500

N/A
(Former name or former address, if changed since last report)

Item 5.  Other Events.

On June 19, 2004, Enivid, Inc. (“Enivid”), a Delaware corporation (formerly known as divine, inc.), in connection with its voluntary petition to reorganize under Chapter 11 of the Bankruptcy Code, filed with the bankruptcy court separate monthly operating reports for the period May 1, 2004, through May 31, 2004, in regard to its software, hosting, and corporate businesses.  Enivid also filed a monthly operating report summarizing its disbursements and receipts for the same period.

Copies of these reports are attached hereto as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, and Exhibit 99.4, respectively, and are incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit Number	Description

99.1	Monthly Operating Report of Enivid’s software business for the period May 1, 2004, through May 31, 2004.

99.2	Monthly Operating Report of Enivid’s hosting business for the period May 1, 2004, through May 31, 2004.

99.3	Monthly Operating Report of Enivid’s corporate business for the period May 1, 2004, through May 31, 2004.

99.4	Monthly Operating Report summarizing Enivid’s disbursements and receipts for the period May 1, 2004, through May 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2004

Enivid, Inc.

	By:	/s/ James Boles
James Boles
Liquidating CEO

Exhibit Number	Description

99.1	Monthly Operating Report of Enivid’s software business for the period May 1, 2004, through May 31, 2004.

99.2	Monthly Operating Report of Enivid’s hosting business for the period May 1, 2004, through May 31, 2004.

99.3	Monthly Operating Report of Enivid’s corporate business for the period May 1, 2004, through May 31, 2004.

99.4	Monthly Operating Report summarizing Enivid’s disbursements and receipts for the period May 1, 2004, through May 31, 2004.